FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 10, 2004



                                   VoIP, Inc.
             (Exact name of registrant as specified in its charter)






        Texas                          0-28985                   75-2785941
------------------------         --------------------        -------------------
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)








         12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
         --------------------------------------------------------------
           (Address of principal execute offices, including zip code)



                                 (954) 434-2000
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General InstructionA.2.below):

() Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

() Soliciting material pursuant to Rule 14a- I 2 under the Exchange Act (17 CFR 240.14a-12)

() Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

() Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.01   Acquisition or Disposition of Assets
            ------------------------------------

         On September 10, 2004, VoIP. Inc. closed the acquisition of Vox Consulting Group, Inc., d/b/a VoIP Americas, a Florida corporation. The acquisition took the form of an exchange of 1,000,000 shares of VoIP restricted common stock in exchange for all issues and outstanding shares of VoIP Americas common stock, which was owned by Mr. Carlos Rivas and Mr. Albert Rodriguez. The purchase price was determined by means of arms-length negotiations between unrelated parties. VoIP Americas is a full service, wholesale Internet Telephony Service Provider enabling emerging carriers, Internet Service Provider (ISP's); Independent Telephone Company (ITC's), Cable Operators and Competitive Local Exchange Carriers (CLEC's) to quickly and efficiently launch advanced VoIP services to their customer base. Its services include wholesale-VoIP for US and international termination; VoIP-800 & VoIP-did for access; and turnkey-VoIP, a full featured hosted platform providing the most popular residential and small business VoIP services.


Item 9.01 Exhibits
          --------

          2.2      Stock Purchase Agreement dated September 10, 2004

          99.1     Press Release

Item 7.01 Regulation FD Disclosure
          ------------------------

         Information is being provided under this Item 9 pursuant to the Securities and Exchange Commission's (the "SEC") interim filing guidance set forth in Release Nos. 33-8216 and 34-47583.

         On September 14, 2004, the Company issued a press release announcing the VoIP Americas acquisition. A copy of this press release is attached as an exhibit.

         This information is being furnished, and shall not be deemed to be "filed," with the SEC. The information is this Item 9 and Exhibit 99.1 shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 16, 2004             VOIP, INC.
                                        (Registrant)


                                        By: /s/ Steven Ivester
                                           -------------------------------------
                                           Steven Ivester
                                           President and Chief Executive Officer